EXHIBIT 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Annual Report of High End Ventures, Inc., (the "Company") on Form 10KSB for the  year ended  September 30, 2006 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Thomas Charlton, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 10, 2006

s/s Thomas Forzani

     Thomas Forzani, Chief Executive Officer